UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value $0.000042 per share	AUTL	The Nasdaq Global Select Market
Ordinary shares, nominal value $0.000042 per share*	*	The Nasdaq Stock Market LLC*

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Select Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 28, 2024, Autolus Therapeutics plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the nine resolutions set forth below, each of which were voted on and duly passed on a poll at the AGM. Each resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 05, 2024 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.
Ordinary Resolutions
Resolution 1: To receive and adopt the Company’s accounts for the financial year ended 31 December 2023 and the associated reports of the Directors and auditors (the “2023 Annual Report and Financial Statements”). The votes were cast as follows:

For	Against	Abstain
190,777,881	35,818	3,983
Resolution 2: To approve the Directors’ remuneration report set out on pages 18 to 44 (inclusive) of the 2023 Annual Report and Accounts. The votes were cast as follows:

For	Against	Abstain
167,097,615	23,689,434	30,633
Resolution 3: To re-appoint Ernst & Young LLP as auditors of the Company to hold office from the conclusion of the AGM until the conclusion of the annual general meeting of the Company to be held in 2025 and to authorize the Directors to determine the auditors’ remuneration. The votes were cast as follows:

For	Against	Abstain
190,779,304	36,506	1,872

Resolution 4: To re-elect Ms. L Bain as a Director. The votes were cast as follows:

For	Against	Abstain
189,899,670	909,257	8,755
Resolution 5: To re-elect Ms. C Butitta as a Director. The votes were cast as follows:

For	Against	Abstain
187,736,338	3,073,210	8,134
Resolution 6: To re-elect Dr. C Itin as a Director. The votes were cast as follows:

For	Against	Abstain
190,498,779	311,396	7,507
Resolution 7: To re-elect Dr. W Young as a Director. The votes were cast as follows:

For	Against	Abstain
189,090,778	1,719,998	6,906
Resolution 8: To authorize the Board, generally and unconditionally for the purpose of section 551 of the Companies Act 2006 (the “Companies Act”) to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to a maximum aggregate nominal amount of $8,400. The votes were cast as follows:

For	Against	Abstain
162,362,965	28,441,177	13,540
Special Resolutions
Resolution 9: Subject to the passing of Resolution 8, to empower the Board generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Resolution 8 as if section 561(1) of the Companies Act did not apply to that allotment. The votes were cast as follows:

For	Against	Abstain
157,588,468	33,197,836	31,378
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: June 28, 2024	By:	/s/Christian Itin, Ph.D.
Name: Christian Itin, Ph.D.
Title: Chief Executive Officer